Exhibit 10.1

EXECUTION VERSION

AGREEMENT TO EXCHANGE WARRANTS

Celsion Corporation

997 Lenox Dr #100

Lawrenceville, NJ 08648

Ladies and Gentlemen:

This is to record the agreement (the “Agreement”) between Celsion Corporation (the “Company”) and the Warrantholders set forth on Schedule I hereto (each a “Warrantholder” and collectively, the “Warrantholders”) regarding the terms on which the Company will issue Exchange Warrants (as defined below) to each Warrantholder in exchange for warrants originally issued pursuant to that Securities Purchase Agreement dated as of February 27, 2020 between the Company and each Warrantholder (the “Securities Purchase Agreement”), as applicable, to purchase shares of common stock and warrants to purchase shares of common stock of the Company. The original warrants were issued to the Warrantholders on March 3, 2020 (the “Original Warrants”). The Company and each Warrantholder hereby agree as follows:

1.	The Company hereby agrees to issue the number of warrants set forth on Schedule I hereto next to each Warrantholder name (the “Exchange Warrants”), to the such Warrantholder, in exchange for the Original Warrants as set forth on Schedule I hereto.

2.	Such Exchange Warrants shall be in substantially the form attached hereto as Exhibit A (the “New Form Warrant Agreement”). The Original Warrants shall be the be automatically deemed cancelled upon receipt by the Warrantholder of the Exchange Warrants. To the extend the Warrantholder is in possession of the original certificate representing the Original Warrants, he shall return such certificate to the Company, no later than five (5) business days following the receipt of the Exchange Warrants, to the Company for cancellation. However, failure to deliver the original certificate will not affect the automatic cancellation of the Original Warrants described herein.

3.	The Company and the Warrantholders hereby agree that the exercise price per share of Common Stock under the Exchange Warrants shall be $1.24, subject to adjustment thereunder.

4.	The Warrantholder represents and warrants to the Company that:

a.	The Warrantholder owns all the Original Warrants set forth on Schedule I and has all power and authority that is necessary to enable the Warrantholder to exchange them for the Exchange Warrants as contemplated by this Agreement, without requiring consent of any other person or any governmental authority.

b.	After the Original Warrants are automatically cancelled as described herein, neither the Warrantholder nor any other person will have any rights under or with regard to the Original Warrants; and

c.	The Warrantholder is aware that the issuance of Exchange Warrants in exchange for Original Warrants as described in this Agreement has not been registered under the Securities Act and that those Exchange Warrants are being issued in reliance on an exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of the Securities Act.

5.	The Company represents and warrants to the Warrantholder as follows:

a.	The Company has all power and authority, and has obtained all approvals, that are necessary to enable it to issue tin exchange e Exchange Warrants as contemplated by this Agreement.
b.	When the Company issues the Exchange Warrants, those Warrants (i) will be issued in reliance on an exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act), and (ii) such Exchange Warrants will be duly authorized and issued, fully paid and non-assessable.

6.	This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or .pdf transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the internal law of the State of New York.

(Signatures on following page)

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Please sign a copy of this Agreement which, when it is signed by the Company, will constitute a legally binding agreement between the Warrantholder and the Company.

Very truly yours,

[WARRANTHOLDER]

By:

Dated: March 12, 2020	By:
Name:
Title:

AGREED TO:

CELSION CORPORATION

By:
Name:
Title

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SCHEDULE I

Warrantholder	Original Warrants	Exchange Warrants	Exercise Price of Exchange Warrants
Lincoln Park Capital Fund, LLC	1,021,428	1,100,000	$ 1.24
CVI Investments, Inc.	1,021,428	1,100,000	$ 1.24
Lind Global Macro Fund, LP	309,524	333,333	$ 1.24
Bigger Capital Fund, LP	247,619	266,667	$ 1.24
District 2 Capital Fund LP	371,428	400,000	$ 1.24

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EXHIBIT A

Form of Exchange Warrant

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